VALIC COMPANY I
Supplement to Prospectus dated October 1, 2009
Small Cap Special Values Fund. In the section titled “About VC I’s Management — Investment
Sub-Advisers — Wells Capital Management Incorporated,” the disclosure is amended to add the following disclosure regarding the Wells Capital’s management of the Fund:
Effective July 16, 2010, Robert Rifkin, CFA assumed co-portfolio management responsibilities for the portion of the Fund sub-advised by Wells Capital. Mr. Rifkin is a portfolio manager for the Wells Capital Special Small Cap Value portfolio at Wells Capital and also serves as a senior analyst for the Wells Capital Special Mid Cap Value portfolio. He joined Wells Capital from Evergreen Investments, where he served in a similar role since 1997. Mr. Rifkin has been working in the investment management field since 1985. Mr. Rifkin has earned the right to use the CFA designation.
Date: September 2, 2010

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